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                                                                                                       Exhibit 99(i)

                           Merrill Lynch & Co., Inc.
                     Preliminary Unaudited Earnings Summary


                                                              For Three Months Ended             Increase/(Decrease)
                                                       March 28,    December 27,  March 29,          1Q97 Versus
[In millions, except per share amounts]                  1997          1996         1996          4Q96       1Q96
                                                       ---------    ------------  ---------       ----       ----
Revenues:
  Commissions                                            $1,115       $  967       $  989         15.3%       12.7%
  Interest and Dividends                                  3,848        3,492        3,010         10.2        27.8
  Principal Transactions                                  1,063          744          982         42.9         8.3
  Investment Banking                                        608          517          378         17.6        60.9
  Asset Management and Portfolio Service Fees               646          601          538          7.6        20.2
  Other                                                     171          280          122        (39.1)       39.9
                                                         ------       ------       ------

  Total Revenues                                          7,451        6,601        6,019         12.9        23.8

  Interest Expense                                        3,610        3,219        2,758         12.2        30.9
                                                         ------       ------       ------

  Net Revenues                                            3,841        3,382        3,261         13.6        17.8
                                                         ------       ------       ------

Non-Interest Expenses:
  Compensation and Benefits                               1,988        1,660        1,691         19.7        17.6
  Communications and Equipment Rental                       158          151          131          4.7        20.7
  Occupancy                                                 120          163          116        (26.3)        3.7
  Depreciation and Amortization                             105          111           98         (5.4)        7.3
  Professional Fees                                         198          160          130         23.6        51.7
  Advertising and Market Development                        144          150          114         (3.8)       26.2
  Brokerage, Clearing, and Exchange Fees                    118          103          106         14.7        11.0
  Other                                                     244          209          204         16.8        19.7
                                                         ------       ------       ------

  Total Non-Interest Expenses                             3,075        2,707        2,590         13.6        18.7
                                                         ------       ------       ------

Earnings Before Income Taxes and Dividends
  on Preferred Securities Issued by Subsidiaries            766          675          671         13.5        14.2

Income Tax Expense                                          291          230          261         26.5        11.2
Dividends on Preferred Securities Issued
  by Subsidiaries                                            10         --           --            n/m         n/m
                                                         ------       ------       ------

Net Earnings                                             $  465       $  445       $  410          4.6        13.6
                                                         ======       ======       ======

Preferred Stock Dividends                                $   10       $   12       $   12         (8.5)       (9.7)
                                                         ------       ------       ------

Net Earnings Applicable to Common
  Stockholders                                           $  455       $  433       $  398          4.9        14.3
                                                         ======       ======       ======

Earnings per Common Share (A):
  Primary                                                $ 2.34       $ 2.29       $ 2.03          2.2        15.3
  Fully Diluted                                          $ 2.34       $ 2.27       $ 2.03          3.1        15.3

Average Shares (A):
  Primary                                                 194.5        189.4        196.2          2.7        (0.9)
  Fully Diluted                                           194.5        190.7        196.2          2.0        (0.9)
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(A)  Earnings per common share amounts and average shares used in computing earnings per common share do not give effect to the two-for-one stock split, effected in the form of a stock dividend, declared by the Board of
     Directors on April 15, 1997 and payable on May 30, 1997.

Note: Percentages are based on actual numbers before rounding.